Exhibit 99.1

Contact:	Will Davis
SVP of Marketing and Investor Relations
Chief of Staff
Phone: 917-519-6994
Email: davisw@lumosnet.com

Lumos Networks Corp. Reports Second Quarter 2017 Results

On a YoY Basis, Total Revenue up over 7%, Data Revenue up nearly 15%

Second Quarter 2017 Highlights:

•	Year-over-year growth in consolidated revenues and Adjusted EBITDA

•	$56.4 million in total revenue, up over 7% year-over-year

•	Operating income of over $9.0 million compared to $9.7 million in the prior year period

•	Net income of $0.5 million or $0.02 per diluted share

•	$25.5 million in Adjusted EBITDA, up over 7% from the prior year period

•	Total 2Q17 Data revenue of $35.5 million, up nearly 15% year-over-year

•	Total combined FTTC and Enterprise revenue of over $27.3 million, up over 23% year-over-year

•	Combined FTTC/Enterprise constituted approximately 77% of total Data revenue compared to 71% in the prior year period

•	Added 46 enterprise lit buildings in the second quarter to reach 2,171 total lit buildings, up 13% year-over-year

WAYNESBORO, VA – August 7, 2017 – Lumos Networks Corp. (“Lumos Networks”, “Lumos” or the “Company”) (Nasdaq: LMOS), a leading fiber-based service provider in the Mid-Atlantic region, today announced its results for the second quarter of 2017.

Total revenue for the second quarter of 2017 was $56.4 million, up over 7% from the prior year period. The Company generated operating income of $9.0 million for the three months ended June 30, 2017, down from $9.7 million in the prior year period.    Net income attributable to Lumos Networks Corp. was $0.5 million, or $0.02 per diluted share, for the second quarter of 2017, compared to net income of approximately $1.2 million, or $0.05 per diluted share in the prior year period. Total Adjusted EBITDA for the second quarter was $25.5 million, up over 7% from the prior year period.

On February 18, 2017, the Company announced that it had entered into a definitive agreement to be acquired by EQT Infrastructure for $18.00 per share in an all-cash transaction, resulting in an enterprise value of approximately $950 million.    Shareholder approval of the transaction was received on May 24, 2017.

The Company is awaiting approvals from one additional state and from the FCC and now expects the transaction to close in the next 90 days.

About Lumos Networks

Lumos Networks is a leading fiber-based service provider in the Mid-Atlantic region serving Carrier, Enterprise and Data Center customers, offering end-to-end connectivity in 26 markets in Virginia, West Virginia, North Carolina, Pennsylvania, Maryland, Ohio and Kentucky. With a fiber network of 10,983 fiber route miles and 515,362 total fiber strand miles, Lumos Networks connects 1,307 unique Fiber to the Cell sites, 1,672 total FTTC connections, 2,171 on-net buildings and approximately 3,500 total on-net locations. The Company also connects 43 total data centers, including five data centers acquired from DC74, two acquired from Clarity Communications and seven company owned co-location facilities. In 2016, Lumos Networks generated over $123 million in Data revenue over our fiber network. Detailed information about Lumos Networks is available at www.lumosnetworks.com.

Non-GAAP Measures

Contribution Margin is net income or loss attributable to Lumos Networks Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, net income attributable to noncontrolling interests, other (income) expenses, net, restructuring charges, changes in the fair value of contingent consideration obligations, corporate general and administrative expenses, including equity-based compensation, acquisition and merger related charges, and amortization of actuarial gains or losses, and indirect operating expenses. Contribution Margin ratio is calculated as the ratio of Contribution Margin, as defined, to operating revenues.

Adjusted EBITDA is net income or loss attributable to Lumos Networks Corp. before interest, income taxes, depreciation and amortization and accretion of asset retirement obligations, net income attributable to noncontrolling interests, other (income) expenses, net, equity-based compensation, amortization of actuarial losses, restructuring charges, acquisition and merger related charges and changes in fair value of contingent consideration obligations. Adjusted EBITDA margin is calculated as the ratio of Adjusted EBITDA, as defined, to operating revenues.

Contribution Margin, Contribution Margin Ratio, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial performance measures. They should not be considered in isolation or as an alternative to measures determined in accordance with GAAP. Please refer to the schedules herein and our SEC filings for a reconciliation of these non-GAAP financial performance measures to the most comparable measures reported in accordance with GAAP and for a discussion of the presentation, comparability and use of such financial performance measures.

SPECIAL NOTE FROM THE COMPANY REGARDING FORWARD-LOOKING STATEMENTS

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements.

Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: the successful closing of the announced EQT Merger, including obtaining the requisite regulatory and governmental approvals and satisfying other closing conditions; the risk that required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger or materially impact the financial benefits of the Merger; the timing to consummate the proposed Merger; any disruption from the proposed Merger making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on Merger-related issues; the Merger may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the Merger, the failure by EQT Infrastructure to obtain the necessary financing arrangement set forth in commitment letters received in connection with the Merger; the impact of our previous acquisitions of Clarity and DC74 on our operations; rapid development and intense competition with resulting pricing pressure in the telecommunications and high speed data transport industry; our ability to grow our data business on an organic or inorganic basis in order to offset expected revenue declines in legacy voice and access products; our ability to obtain new carrier contracts or expand services under existing carrier contracts at competitive pricing levels to offset churn and achieve revenue growth from our carrier businesses; our ability to separate our legacy business on a timely basis; our ability to effectively allocate capital and timely implement network expansion plans necessary to accommodate organic growth initiatives; our ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility and our unsecured debt obligations; our cash and capital requirements; our ability to maintain and enhance our network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and our Annual Report on Form 10-K for the year ended December 31, 2016.

Exhibits:

•	Condensed Consolidated Balance Sheets

•	Condensed Consolidated Statements of Operations

•	Condensed Consolidated Statements of Cash Flows

•	Summary of Operating Results, Customer and Network Statistics

•	Reconciliation of Non-GAAP Financial Measures to GAAP Results

Lumos Networks Corp.

Condensed Consolidated Balance Sheets

(In thousands)	June 30, 2017	December 31, 2016
ASSETS
Current Assets
Cash and cash equivalents	$34,769	$33,575
Marketable securities	4,500	38,081
Accounts receivable, net	23,337	22,609
Other receivables	366	753
Income tax receivable	313	459
Prepaid expenses and other	7,471	5,028

Total Current Assets	70,756	100,505

Securities and investments	1,585	1,479

Property, plant and equipment, net	535,789	536,288

Other Assets
Goodwill	125,667	100,297
Other intangibles, net	19,317	8,503
Deferred charges and other assets	5,843	6,300

Total Other Assets	150,827	115,100

Total Assets	$758,957	$753,372

LIABILITIES AND EQUITY
Current Liabilities
Current portion of long-term debt	$13,521	$13,530
Accounts payable	7,448	8,607
Advance billings and customer deposits	14,524	14,140
Accrued compensation	1,482	1,491
Accrued operating taxes	5,980	4,518
Other accrued liabilities	9,245	5,000

Total Current Liabilities	52,200	47,286

Long-Term Liabilities
Long-term debt, net of unamortized discount and debt issuance costs, excluding current portion	450,496	454,885
Retirement benefits	15,489	16,029
Deferred income taxes, net	93,163	96,988
Other long-term liabilities	7,529	2,124

Total Long-term Liabilities	566,677	570,026

Stockholders’ Equity	139,126	135,174

Noncontrolling Interests	954	886

Total Equity	140,080	136,060

Total Liabilities and Equity	$758,957	$753,372

Lumos Networks Corp.

Condensed Consolidated Statements of Operations

	Three months ended June 30,		Six months ended June 30,
(In thousands, except per share amounts)	2017	2016	2017	2016
Operating Revenues	$56,366	$52,448	$111,282	$103,242

Operating Expenses
Cost of revenue, exclusive of depreciation and amortization	10,517	10,079	20,936	20,291
Selling, general and administrative, exclusive of depreciation and amortization[1]	22,357	20,216	53,025	43,551
Depreciation and amortization	14,192	12,398	29,184	24,289
Accretion of asset retirement obligations	24	34	49	68
Restructuring charges	34	—	34	2,207
Change in fair value of contingent consideration obligations	200	—	600	—

Total Operating Expenses	47,324	42,727	103,828	90,406

Operating Income	9,042	9,721	7,454	12,836

Other Income (Expenses)
Interest expense	(7,592)	(7,012)	(14,985)	(14,001)
Other income, net	16	98	639	272

Income (Loss) Before Income Tax	1,466	2,807	(6,892)	(893)

Income Tax Expense (Benefit)	901	1,527	(2,173)	666

Net Income (Loss)	565	1,280	(4,719)	(1,559)
Net Income Attributable to Noncontrolling Interests	(35)	(36)	(68)	(91)

Net Income (Loss) Attributable to Lumos Networks Corp.	$530	$1,244	$(4,787)	$(1,650)

Basic and Diluted Earnings (Loss) per Common Share Attributable to Lumos Networks Corp. Stockholders:

Basic and diluted earnings (loss) per share	$0.02	$0.05	$(0.21)	$(0.07)

[1]	Includes equity-based compensation expense related to all of the Company’s share-based awards, annual employee bonuses paid in the form of immediately vested shares and the Company’s 401(k) matching contributions. Equity-based compensation totaled $1.2 million and $1.3 million for the three months ended June 30, 2017 and 2016, respectively, and $8.0 million and $6.8 million for the six months ended June 30, 2017 and 2016, respectively. Also includes $0.5 million and $3.4 million of acquisition and merger related costs for the three and six months ended June 30, 2017, respectively.

Lumos Networks Corp.

Condensed Consolidated Statements of Cash Flows

	Six Months Ended June 30,
(In thousands)	2017	2016
Cash Flows from Operating Activities:
Net Loss	$(4,719)	$(1,559)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	26,868	23,001
Amortization	2,316	1,288
Accretion of asset retirement obligations	49	68
Change in fair value of contingent consideration obligations	600	—
Deferred income taxes	(2,172)	447
Equity-based compensation expense	7,996	6,816
Amortization of debt issuance costs	2,371	2,212
Retirement benefits, net of cash contributions and distributions	111	218
Other	208	877
Changes in operating assets and liabilities, net	103	(687)

Net Cash Provided by Operating Activities	33,731	32,681

Cash Flows from Investing Activities:

Purchases of property, plant and equipment	(24,197)	(45,191)
Purchase of Clarity	(9,961)	—
Purchase of DC74	(23,528)	—
Purchases of available-for-sale marketable securities	(4,000)	(18,344)
Proceeds from sale or maturity of available-for-sale marketable securities	37,596	74,764

Net Cash (Used in) Provided by Investing Activities	(24,090)	11,229

Cash Flows from Financing Activities:
Principal payments on senior secured term loans	(6,517)	(4,015)
Principal payments under capital lease obligations	(254)	(2,397)
Proceeds from stock option exercises and employee stock purchase plan	1,031	530
Repurchases of common stock to settle tax withholding obligations on employee stock awards	(2,707)	(2,311)

Net Cash Used in Financing Activities	(8,447)	(8,193)

Increase in cash and cash equivalents	1,194	35,717
Cash and cash equivalents:
Beginning of Year	33,575	13,267

End of Year	$34,769	$48,984

Lumos Networks Corp.

Operating Results, Customer and Network Statistics

(Dollars in thousands)	Three months ended:					Six Months Ended:
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Revenue, Gross Margin, Contribution Margin and Adjusted EBITDA
Revenue
Enterprise Data	$17,604	$16,473	$13,911	$13,549	$12,878	$34,077	$24,879
Transport	8,221	8,454	8,106	8,499	8,902	16,675	18,001
FTTC	9,709	9,660	9,629	9,325	9,176	19,369	17,705

Total Data	35,534	34,587	31,646	31,373	30,956	70,121	60,585
Residential and Small Business	15,490	15,205	15,488	15,863	16,149	30,695	31,977
RLEC Access	5,342	5,124	4,752	4,535	5,343	10,466	10,680

Total Revenue	$56,366	$54,916	$51,886	$51,771	$52,448	$111,282	$103,242
Gross Margin
Data	84.2%	84.2%	86.6%	85.5%	85.3%	84.2%	84.9%
Residential and Small Business	68.5%	67.3%	69.1%	67.7%	65.8%	67.9%	65.1%
Contribution Margin[1]
Data	$27,586	$26,968	$25,517	$24,822	$24,477	$54,554	$47,867
Residential and Small Business	9,466	9,128	9,554	9,516	9,394	18,594	18,536
RLEC Access	5,179	4,970	4,591	4,360	5,171	10,149	10,363

Total Contribution Margin	$42,231	$41,066	$39,662	$38,698	$39,042	$83,297	$76,766
Contribution Margin Ratio[1]
Data	77.6%	78.0%	80.6%	79.1%	79.1%	77.8%	79.0%
Residential and Small Business	61.1%	60.0%	61.7%	60.0%	58.2%	60.6%	58.0%
RLEC Access	96.9%	97.0%	96.6%	96.1%	96.8%	97.0%	97.0%
Total Contribution Margin Ratio	74.9%	74.8%	76.4%	74.7%	74.4%	74.9%	74.4%
Adjusted EBITDA[1]
Data	$15,105	$14,307	$14,311	$14,567	$13,826	$29,412	$27,140
Residential and Small Business	5,660	5,121	5,506	5,723	5,339	10,781	10,488
RLEC Access	4,707	4,463	4,122	3,970	4,611	9,170	9,263

Total Adjusted EBITDA	$25,472	$23,891	$23,939	$24,260	$23,776	$49,363	$46,891
Adjusted EBITDA Margin[1]
Data	42.5%	41.4%	45.2%	46.4%	44.7%	41.9%	44.8%
Residential and Small Business	36.5%	33.7%	35.6%	36.1%	33.1%	35.1%	32.8%
RLEC Access	88.1%	87.1%	86.7%	87.5%	86.3%	87.6%	86.7%
Total Adjusted EBITDA Margin	45.2%	43.5%	46.1%	46.9%	45.3%	44.4%	45.4%
Capital Expenditures	$11,100	$13,097	$18,747	$20,089	$23,185	$24,197	$45,191
Adjusted EBITDA less Capital Expenditures	$14,372	$10,794	$5,192	$4,171	$591	$25,166	$1,700

Lumos Networks Corp.

Operating Results, Customer and Network Statistics (continued)

	Three months ended:
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Fiber Network Statistics
Fiber Route-Miles	10,983	10,907	10,112	9,204	8,985
Fiber Miles[2]	515,362	503,616	491,276	475,507	436,451
Fiber Markets	26	26	25	24	24
FTTC Unique Towers	1,307	1,306	1,304	1,297	1,295
FTTC Total Connections	1,672	1,663	1,659	1,642	1,636
On-Network Buildings	2,171	2,125	2,031	1,984	1,922
Data Centers[3]	43	43	36	36	36
Mobile Switching Centers	16	15	15	14	14

R&SB Statistics
Competitive Voice Connections[5]	61,186	62,972	65,285	68,084	69,903
Video Subscribers	5,601	5,723	5,851	5,841	5,817
Fiber-to-the-Premise Broadband Connections	9,415	9,330	8,972	8,307	7,982
Premises Passed by Fiber[4]	20,119	19,983	19,783	19,591	19,453

RLEC Access Lines[5]	22,071	22,483	22,991	23,381	23,695

[1]	Contribution Margin, Contribution Margin Ratio, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. See definitions on page 2 of this earnings release.
[2]	Fiber miles are calculated as the fiber route miles multiplied by the number of fiber strands within each cable (represents an average of 47 fibers per route as of June 30, 2017).
[3]	Data centers reported include both commercial and private data centers and Company-owned facilities offering commercial data center services.
[4]	Includes residential and small business locations passed by fiber and available for service. Approximately 92% of the premises passed by fiber and available for service as of June 30, 2017 were residential.
[5]	During the fourth quarter of 2016, the Company revised its competitive and RLEC voice connections as a result of enhanced system reporting capabilities. Historical voice connections for prior quarters have been revised to reflect the updated information.

Note:	Certain prior period Adjusted EBITDA amounts have been reclassified to conform with the current year presentation.

Lumos Networks Corp.

Reconciliation of Net Income (Loss) Attributable to Lumos Networks Corp. to Contribution Margin

(Dollars in thousands)	2017	2016
For The Three Months Ended June 30,
Net Income Attributable to Lumos Networks Corp.	$530	$1,244
Net Income Attributable to Noncontrolling Interests	35	36

Net Income	565	1,280
Income tax expense	901	1,527
Interest expense	7,592	7,012
Other income, net	(16)	(98)

Operating income	9,042	9,721
Depreciation and amortization and accretion of asset retirement obligations	14,216	12,432
Restructuring charges	34	—
Change in fair value of contingent consideration obligations	200	—
Indirect operating costs	10,475	8,939
Corporate general and administrative costs, including equity-based compensation and acquisition and merger related charges	8,264	7,950

Contribution Margin	$42,231	$39,042

Contribution Margin Ratio	74.9%	74.4%

For The Six Months Ended June 30,
Net Loss Attributable to Lumos Networks Corp.	$(4,787)	$(1,650)
Net Income Attributable to Noncontrolling Interests	68	91

Net Loss	(4,719)	(1,559)
Income tax (benefit) expense	(2,173)	666
Interest expense	14,985	14,001
Other income, net	(639)	(272)

Operating Income	7,454	12,836
Depreciation and amortization and accretion of asset retirement obligations	29,233	24,357
Restructuring charges	34	2,207
Change in fair value of contingent consideration obligations	600	—
Indirect operating costs	20,945	17,536
Corporate general and administrative costs, including equity-based compensation and acquisition and merger related charges	25,031	19,830

Contribution Margin	$83,297	$76,766

Contribution Margin Ratio	74.9%	74.4%

Reconciliation of Net Income (Loss) Attributable to Lumos Networks Corp. to Adjusted EBITDA
(Dollars in thousands)	2017	2016
For The Three Months Ended June 30,
Net Income Attributable to Lumos Networks Corp.	$530	$1,244
Net Income Attributable to Noncontrolling Interests	35	36

Net Income	565	1,280
Income tax expense	901	1,527
Interest expense	7,592	7,012
Other income, net	(16)	(98)

Operating income	9,042	9,721
Depreciation and amortization and accretion of asset retirement obligations	14,216	12,432
Amortization of actuarial losses	325	337
Equity-based compensation	1,202	1,286
Restructuring charges	34	—
Acquisition and merger related charges	453	—
Change in fair value of contingent consideration obligations	200	—

Adjusted EBITDA	$25,472	$23,776

Adjusted EBITDA Margin	45.2%	45.3%

For The Six Months Ended June 30,
Net Loss Attributable to Lumos Networks Corp.	$(4,787)	$(1,650)
Net Income Attributable to Noncontrolling Interests	68	91

Net Loss	(4,719)	(1,559)
Income tax (benefit) expense	(2,173)	666
Interest expense	14,985	14,001
Other income, net	(639)	(272)

Operating Income	7,454	12,836
Depreciation and amortization and accretion of asset retirement obligations	29,233	24,357
Amortization of actuarial losses	651	675
Equity-based compensation	7,996	6,816
Restructuring charges	34	2,207
Acquisition and merger related charges	3,395	—
Change in fair value of contingent consideration obligations	600	—

Adjusted EBITDA	$49,363	$46,891

Adjusted EBITDA Margin	44.4%	45.4%